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                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT
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
                                                                                  Settlement Date                      5/31/2003
                                                                                  Determination Date                   6/11/2003
                                                                                  Distribution Date                    6/16/2003

I.      All Payments on the Contracts                                                                               6,028,085.08
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                           118,118.48
III.    Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                           0.00
V.      Servicer Monthly Advances                                                                                      65,628.42
VI.     Distribution from the Reserve Account                                                                          57,942.18
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                            18,209.59
VIII.   Transfers to the Pay-Ahead Account                                                                            (18,407.40)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                            0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                             0.00
X. Deposit in error                                                                                                         0.00
               Total available amount in Collection Account                                                        $6,269,576.35
                                                                                                                  ==============

DISTRIBUTION AMOUNTS                                                              Cost per $1000
----------------------------------------------                                    --------------

1.    (a) Class A-1 Note Interest Distribution                                                             0.00
      (b) Class A-1 Note Principal Distribution                                                            0.00
            Aggregate Class A-1 Note Distribution                                   0.00000000                                 0.00

2.    (a) Class A-2 Note Interest Distribution                                                             0.00
      (b) Class A-2 Note Principal Distribution                                                            0.00
            Aggregate Class A-2 Note Distribution                                   0.00000000                                 0.00

3.    (a) Class A-3 Note Interest Distribution                                                             0.00
      (b) Class A-3 Note Principal Distribution                                                            0.00
            Aggregate Class A-3 Note Distribution                                   0.00000000                                 0.00

4.    (a) Class A-4 Note Interest Distribution                                                             0.00
      (b) Class A-4 Note Principal Distribution                                                            0.00
            Aggregate Class A-4 Note Distribution                                   0.00000000                                 0.00

5.    (a) Class A-5 Note Interest Distribution                                                             0.00
      (b) Class A-5 Note Principal Distribution                                                            0.00
            Aggregate Class A-5 Note Distribution                                   0.00000000                                 0.00

6.    (a) Class A-6 Note Interest Distribution                                                             0.00
      (b) Class A-6 Note Principal Distribution                                                            0.00
            Aggregate Class A-6 Note Distribution                                   0.00000000                                 0.00

7.    (a) Class A-7 Note Interest Distribution                                                             0.00
      (b) Class A-7 Note Principal Distribution                                                            0.00
            Aggregate Class A-7 Note Distribution                                   0.00000000                                 0.00

8.    (a) Class A-8 Note Interest Distribution                                                             0.00
      (b) Class A-8 Note Principal Distribution                                                            0.00
            Aggregate Class A-8 Note Distribution                                   0.00000000                                 0.00

9.    (a) Class A-9 Note Interest Distribution                                                        83,984.79
      (b) Class A-9 Note Principal Distribution                                                    5,396,612.58
            Aggregate Class A-9 Note Distribution                                  89.84585860                         5,480,597.37

10.   (a) Class A-10 Note Interest Distribution                                                      345,041.67
      (b) Class A-10 Note Principal Distribution                                                           0.00
            Aggregate Class A-10 Note Distribution                                  5.30833333                           345,041.67

11.   (a) Class B Certificate Interest Distribution 244,679.31 (b) Class B
      Certificate Principal Distribution 0.00
            Aggregate Class B Certificate Distribution                              5.45000000                           244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                             52,434.07
       (b)  Reimbursement of prior Monthly Advances                                                  146,823.93
               Total Servicer Payment                                                                                    199,258.00

13.  Deposits to the Reserve Account                                                                                           0.00

Total Distribution Amount                                                                                             $6,269,576.35
                                                                                                                     ==============

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
Reserve Account distributions:
----------------------------------------------

  (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                               0.00
  (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                                    0.00
  (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                          0.00
  (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                               0.00
                    Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                               $0.00
                                                                                                                               =====

                  INTEREST
----------------------------------------------

1.   Current Interest Requirement

        (a) Class A-1 Notes    @              5.598%                                                           0.00
        (b) Class A-2 Notes    @              5.852%                                                           0.00
        (c) Class A-3 Notes    @              5.919%                                                           0.00
        (d) Class A-4 Notes    @              6.020%                                                           0.00
        (e) Class A-5 Notes    @              6.050%                                                           0.00
        (f) Class A-6 Notes    @              6.130%                                                           0.00
        (g) Class A-7 Notes    @              6.140%                                                           0.00
        (h) Class A-8 Notes    @              6.230%                                                           0.00
        (i) Class A-9 Notes    @              6.320%                                                      83,984.79
        (j) Class A-10 Notes   @              6.370%                                                     345,041.67
                     Aggregate Interest on Notes                                                                          429,026.46
        (k) Class B Certificates @            6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                    0.00
        (b) Class A-2 Notes                                                                                    0.00
        (c) Class A-3 Notes                                                                                    0.00
        (d) Class A-4 Notes                                                                                    0.00
        (e) Class A-5 Notes                                                                                    0.00
        (f) Class A-6 Notes                                                                                    0.00
        (g) Class A-7 Notes                                                                                    0.00
        (h) Class A-8 Notes                                                                                    0.00
        (i) Class A-9 Notes                                                                                    0.00
        (j) Class A-10 Notes                                                                                   0.00
        (k) Class B Certificates                                                                               0.00

3.   Total Distribution of Interest                                               Cost per $1000
                                                                                  --------------
        (a) Class A-1 Notes                                                         0.00000000                 0.00
        (b) Class A-2 Notes                                                         0.00000000                 0.00
        (c) Class A-3 Notes                                                         0.00000000                 0.00
        (d) Class A-4 Notes                                                         0.00000000                 0.00
        (e) Class A-5 Notes                                                         0.00000000                 0.00
        (f) Class A-6 Notes                                                         0.00000000                 0.00
        (g) Class A-7 Notes                                                         0.00000000                 0.00
        (h) Class A-8 Notes                                                         0.00000000                 0.00
        (i) Class A-9 Notes                                                         1.37679991            83,984.79
        (j) Class A-10 Notes                                                        5.30833333           345,041.67
                     Total Aggregate Interest on Notes                                                                    429,026.46
        (k) Class B Certificates                                                    5.45000000                            244,679.31

                  PRINCIPAL
----------------------------------------------
                                                                                   No. of Contracts
                                                                                   ----------------
1.   Amount of Stated Principal Collected                                                              2,186,867.79
2.   Amount of Principal Prepayment Collected                                               174        2,837,262.42
3.   Amount of Liquidated Contract                                                           16          372,482.37
4.   Amount of Repurchased Contract                                                          0                 0.00

       Total Formula Principal Distribution Amount                                                                      5,396,612.58

5. Principal Balance before giving effect to Principal Distribution                       Pool Factor
        (a) Class A-1 Notes                                                                0.0000000                            0.00
        (b) Class A-2 Notes                                                                0.0000000                            0.00
        (c) Class A-3 Notes                                                                0.0000000                            0.00
        (d) Class A-4 Notes                                                                0.0000000                            0.00
        (e) Class A-5 Notes                                                                0.0000000                            0.00
        (f) Class A-6 Notes                                                                0.0000000                            0.00
        (g) Class A-7 Notes                                                                0.0000000                            0.00
        (h) Class A-8 Notes                                                                0.0000000                            0.00
        (i) Class A-9 Notes                                                                0.2614177                   15,946,479.99
        (j) Class A-10 Notes                                                               1.0000000                   65,000,000.00
        (k) Class B Certificates                                                           1.0000000                   44,895,285.54

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6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                     0.00
        (b) Class A-2 Notes                                                                                                     0.00
        (c) Class A-3 Notes                                                                                                     0.00
        (d) Class A-4 Notes                                                                                                     0.00
        (e) Class A-5 Notes                                                                                                     0.00
        (f) Class A-6 Notes                                                                                                     0.00
        (g) Class A-7 Notes                                                                                                     0.00
        (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                     0.00
        (j) Class A-10 Notes                                                                                                    0.00
        (k) Class B Certificates                                                                                                0.00

7. Principal Distribution                                                            Cost per $1000
                                                                                     --------------
        (a) Class A-1 Notes                                                            0.00000000                               0.00
        (b) Class A-2 Notes                                                            0.00000000                               0.00
        (c) Class A-3 Notes                                                            0.00000000                               0.00
        (d) Class A-4 Notes                                                            0.00000000                               0.00
        (e) Class A-5 Notes                                                            0.00000000                               0.00
        (f) Class A-6 Notes                                                            0.00000000                               0.00
        (g) Class A-7 Notes                                                            0.00000000                               0.00
        (h) Class A-8 Notes                                                            0.00000000                               0.00
        (i) Class A-9 Notes                                                           88.46905869                       5,396,612.58
        (j) Class A-10 Notes                                                           0.00000000                               0.00
        (k) Class B Certificates                                                       0.00000000                               0.00

8. Principal Balance after giving effect to Principal Distribution Pool Factor
        (a) Class A-1 Notes                                                                             0.0000000               0.00
        (b) Class A-2 Notes                                                                             0.0000000               0.00
        (c) Class A-3 Notes                                                                             0.0000000               0.00
        (d) Class A-4 Notes                                                                             0.0000000               0.00
        (e) Class A-5 Notes                                                                             0.0000000               0.00
        (f) Class A-6 Notes                                                                             0.0000000               0.00
        (g) Class A-7 Notes                                                                             0.0000000               0.00
        (h) Class A-8 Notes                                                                             0.0000000               0.00
        (i) Class A-9 Notes                                                                             0.1729486      10,549,867.41
        (j) Class A-10 Notes                                                                            1.0000000      65,000,000.00
        (k) Class B Certificates                                                                        1.0000000      44,895,285.54

                  POOL DATA                                                                            Aggregate
----------------------------------------------                                   No. of Contracts  Principal Balance
                                                                                 ----------------  -----------------
1.   Pool Stated Principal Balance as of                    5/31/2003                 5,497          120,445,152.95

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                            66             1,185,892.17       0.985%
              (b) 60-89 Days                                                            23               377,823.02       0.314%
              (c) 90-119 Days                                                           15               303,144.76       0.252%
              (d) 120 Days +                                                            48             1,286,935.89       1.068%

3.   Contracts Repossessed during the Due Period                                        8                191,437.31

4.   Current Repossession Inventory                                                     14               289,427.63

5.     Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                       16               372,482.37
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                       118,118.48
                                                                                                  -----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    254,363.89

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,025,130.77

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                1,272                           20,125,409.32

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.166%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                72.488

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


              TRIGGER ANALYSIS
----------------------------------------------

1.   (a) Average Delinquency Percentage                                             2.003%
     (b) Delinquency Percentage Trigger in effect?                                                         YES

2.   (a)  Average Net Loss Ratio                                                    0.033%
     (b)  Net Loss Ratio Trigger in effect?                                                                 NO
     (c)  Net Loss Ratio (using ending Pool Balance)                                0.107%

3.   (a) Servicer Replacement Percentage                                            0.144%
     (b) Servicer Replacement Trigger in effect?                                                            NO



                MISCELLANEOUS
----------------------------------------------

1.    Monthly Servicing Fees                                                                                        52,434.07

2.    Servicer Advances                                                                                             65,628.42

3.    (a)  Opening Balance of the Reserve Account                                                                8,973,952.86
      (b)  Deposits to the Reserve Account                                                   0.00
      (c)  Investment Earnings in the Reserve Account                                    5,953.88
      (d)  Distribution from the Reserve Account                                       (57,942.18)
      (e)  Ending Balance of the Reserve Account                                                                 8,921,964.56

4.    Specified Reserve Account Balance                                                                          8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                 98,406.38
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                18,407.40
      (c)  Investment Earnings in the Pay-Ahead Account                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account              (18,209.59)
      (e)  Ending Balance in the Pay-Ahead Account                                                                  98,604.19

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